EXHIBIT 10.2
                         STANDARD INDUSTRIAL LEASE

Dated (for reference) as of:  June 17, 1997

1.  Defined Terms.
    -------------
Each reference in this Lease to any of the following terms shall include the data for such term as stated below with any additional terms used in this Lease to have the meaning and definition given hereafter:

Tenant: The Panda Project, Inc. Landlord:IBG HUNTWOOD ASSOCIATES
        a Florida corporation             a California general partnership

Tenant's                            Landlord's
Address:  901 Yamato Road           Address:   c/o Warehouse
          Boca Raton, FL 33431-4425            Properties, Inc.
                                               1400 Fashion Island Blvd.,
                                              #1000
                                               San Mateo, CA 94404

Description of the Premises:
Street Address: 1455 Crocker Ave., Hayward, CA 94544

Floor Area of Improvements: Approximately 48,800 sq. ft., (see attached Exhibit "A")

Term:   Five (5) years.  Scheduled Term Commencement Date:  July 16, 1997

Rent: $18,544.00/per month for the first 12 months of the Term, see Paragraph 43 thereafter

Taxes, Insurance, and Maintenance Reserve Deposit:  $2,930 per month

Security Deposit: $110,000 Irrevocable Letter of Credit in form attached as Exhibit "C", see Paragraph 5.2.

Insurance Amounts:   Guarantor:  N/A
Bodily Injury per Person:        $3,000,000.00
Bodily Injury per Occurrence:    $3,000,000.00
Property Damage:                 $3,000,000.00

Landlord's Construction Representative:  Michael Schonenberg
Tenant's Construction Representative:    Babar Hamirani

Uses: Storage, assembly, integration and distribution of computer related products and related office uses.


Tenant's Share of: Real Property Taxes 44.36%, Insurance Expenses 44.36%, Maintenance Expenses 44.36%

2.  Preamble.
    --------
Landlord hereby leases to Tenant, and Tenant hereby leases and accepts from Landlord, that certain real property described in Paragraph 1 (the "Premises") for the Term and upon the covenants and conditions hereinafter specified. Any statement of square footage set forth in this Lease is an approximation which Landlord and Tenant agree is reasonable and the rental is not subject to revision whether or not the actual square footage is more
or less.   The Security Deposit and first month's Rent are due at execution of the Lease by Tenant.

3.  Construction and Commencement.
    -----------------------------
    3.1 Plans. (Omitted clause - not part of lease agreement)

    3.2 Construction. (Omitted clause - not part of lease agreement)

    3.3 Changes in Plans. (Omitted clause - not part of lease agreement)

    3.4 Commencement. The Term of this Lease shall commence upon the Scheduled Term Commencement Date, (Omitted clause - not part of lease agreement)

4.  Rent; Net Lease.
    ---------------
Tenant agrees to pay Landlord at Landlord's address, or at such other place designated by Landlord by written notice to Tenant, the Rent, in lawful money of the United States, in advance, without demand, off-set or deduction, on the first day of each calendar month of the Term hereof. In the event the Term commences or the date of expiration of this Lease occurs other than on the first day or the last day of a calendar month, the Rent for such month shall be prorated. This Lease is what is commonly called a "net lease"; it being understood that Landlord shall receive the Rent free and clear of any and all impositions, taxes, liens, charges or expenses of any nature or kind whatsoever in connection with the ownership and operation of the Premises. If Rent is not received as provided above and on or before the fifth day of each calendar month, a 6% late charge shall be payable by Tenant as provided in Paragraph 13.4 to compensate Landlord for expense incurred by Landlord for record keeping and collection. In the event that a late charge is payable, whether or not collected, three times in any twelve month period, then Rent shall automatically become due and payable quarterly in advance for the next twelve month period.

5.  Deposits.
    --------

    5.1 Taxes, Insurance and Maintenance Reserve. Tenant shall deposit with Landlord each month the amount set forth in Paragraph 1 as a reserve to be used to pay real property taxes, maintenance expenses, management expenses, and insurance expenses on the Premises which are payable by Tenant under the terms of this Lease. Tenant's expense obligations shall include a 10% management fee on Tenant expenses collected by Landlord. At least once annually Landlord shall provide Tenant with a written reconciliation of expenses. Within sixty (60) days after Landlord provides Tenant with such written reconciliation, Tenant may deliver written notice to Landlord stating that Tenant desires to audit Landlord's determination of such expenses. If Tenant gives such notice timely requesting the right to conduct such audit, Landlord shall make available to Tenant for inspection or auditing during normal business hours, at Landlord's address, all books and records with respect to such expenses. If the dispute shall be resolved in Tenant's favor, Landlord shall within thirty (30) days credit or pay to Tenant the amount of Tenant's overpayment. If the amounts deposited with Landlord by Tenant under the provisions of this Paragraph are insufficient to discharge the obligations of Tenant, Tenant shall deposit with Landlord, upon Landlord's demand, the additional sums necessary to fully satisfy such obligations. If Tenant's deposits are in excess of the expenses, the excess shall be credited to the next month's rent. All monies deposited with Landlord under this Paragraph may be intermingled with other monies of Landlord and shall not bear interest. Landlord shall be responsible for paying all taxes, insurance, maintenance and management expenses from the reserves maintained pursuant to this Paragraph 5.1, it being understood that Landlord shall be liable for any damages, fees, penalties or interest incurred by Landlord or Tenant and resulting from Landlord's failure to timely make such payments.

    5.2 Security Deposit. Tenant has deposited with Landlord the Security Deposit set forth in Paragraph 1 above as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of said deposit for the payment of any Rent or other charge in default, or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of said deposit, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount stated in Paragraph 1, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep said deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the Term hereof, and after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to said Security Deposit. In the event Tenant maintains an audited net worth in excess of $2,000,000 as of the normal date on which Tenant's outside auditors examine Tenant's financial statements, the amount of the Security deposit shall be reduced to $80,000 as of July 15, 1998, to $60,000 as of July 15, 1999, to $30,000 as of July 15, 2000 and to $20,000 as of July 15,
2001. The irrevocable letter of credit may have an initial term of one year. Beginning on July 15, 1998 and continuing through the term of the Lease, Tenant may, at its option, deposit cash with the Landlord or provide an irrevocable letter of credit in fulfillment of the requirement for a Security Deposit.

6.  Use.
    ---

    6.1 Use. The Premises shall be used and occupied only for the uses stated in Paragraph 1.

    6.2 Compliance with Law: Prior Restriction. Tenant shall, at Tenant's sole expense, comply promptly and continuously with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the Term, or any part of the Term hereof, regulating the Use of the Premises. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance. Outside storage shall not be allowed under any circumstances unless it is in full compliance with all City regulations.

    6.3 Condition of Premises. Tenant hereby accepts the Premises in their condition existing as of the date of the execution hereof, and subject to all applicable zoning, municipal, county and state laws, ordinances and regulations and any covenants or restrictions of record governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant shall be solely responsible for any costs of, or liabilities resulting from failure to comply with, ADA or related requirements or regulations. Tenant acknowledges that neither Landlord nor Landlord's agents has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business, and that Tenant has made such legal and factual inquiries with respect thereto as it deems appropriate and has relied solely thereon.

    6.4 Hazardous Materials. Tenant shall not cause any hazardous wastes, chemicals or materials (collectively "Hazardous Materials") to be used, generated, stored or disposed of on or about the Premises except in the ordinary course of Tenant's business, and then only in compliance with all Hazardous Materials Laws. Hazardous Materials means those substances described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended 42 U.S.C. Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts (collectively, "Hazardous Materials Laws"). Tenant shall be liable to Landlord for any and all damages caused by Tenant's breach of the foregoing covenants. Landlord shall not be liable for any claims, damages or losses due to the effects of Hazardous Materials on the Premises that is caused by owners, tenants, licensees, and invitees of other properties or is not directly caused by Landlord. Tenant shall indemnify, defend by counsel acceptable to Landlord and hold Landlord harmless from and against any claims, damages or liabilities arising out of a breach of any provision of this Paragraph 6.4. Landlord and Tenant each agree to promptly notify the other party of, and provide copies of, any communication received from any governmental entity concerning Hazardous Materials or the violation of Hazardous Materials Laws that relate to the Premises. If Landlord requires testing to ascertain whether there has been any violation of Hazardous Materials Laws on the Premises, then upon prior written notice to Tenant, Landlord, may require any such testing that is then customarily used for that purpose. The cost of such testing shall be an expense of Landlord if Tenant has not violated any Hazardous Material Laws. In the event that Tenant has violated any Hazardous Material Laws, then the cost of testing, together with all other costs for remediation or any other related liability, shall be borne by Tenant. Tenant acknowledges that, due to the nature of many industrial uses, exposure to hazardous materials (including noxious gases and liquids) from surrounding neighbors and properties may occur. Tenant agrees that Landlord shall not be held liable in any way for any such exposure. Further, to the extent that Landlord is required by the City, or any other entity with jurisdiction, to implement actions to protect the Premises from the aforementioned exposure(s), then Tenant shall participate to the fullest extent reasonably possible in implementing the protective actions required by the City, or other authority. The cost of installation and maintenance of any protective actions or systems shall be a maintenance expense and shall be reimbursable by Tenant to Landlord as provided in Paragraph 5.1 hereof.
The covenants contained herein shall survive the expiration or earlier termination of the Lease.


7.  Maintenance, Repairs and Alterations.
    ------------------------------------

    7.1 Tenant's Obligations. Tenant shall keep in good order, condition and repair the Premises and every part thereof (structural and nonstructural), including the walls, floor, roof, all adjacent sidewalks, landscaping, driveways, parking lots, fences located in the areas which are adjacent to and included in the Premises. At the reasonable cost and expense of Tenant, the landscaping shall be maintained by a professional gardener and the exterior of the building shall be repainted (with color and paint scheme to be approved by Landlord) at least once every four (4) years. Notwithstanding the foregoing, Tenant shall be responsible only for Tenant's Share of any building expenses required pursuant to this Paragraph. All costs incurred pursuant to this Paragraph 7.1 shall be paid pursuant to Paragraph 5.1 hereof.

    7.2 Surrender. On the last day of the Term hereof, or on any sooner termination, Tenant shall surrender the Premises to Landlord in the same condition as when received, clean and free of debris. Tenant shall repair any damage to the Premises occasioned by the removal of Tenant's trade fixtures, furnishings and equipment. Tenant shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

    7.3 Landlord Rights. If Tenant fails to perform Tenant's obligations under this Paragraph 7, or under any other paragraph of this Lease, Landlord may, at its option (but shall not be required to), enter upon the Premises, after ten (10) days' prior written notice to Tenant (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Tenant's behalf and put the same in good order, condition and repair, and the cost thereof shall become due and payable as additional Rent to Landlord together with Tenant's next Rent payment.

    7.4 Landlord's Obligations. Except for the obligations of Landlord under Paragraph 9 and 14, it is intended by the parties hereto that Landlord shall have no obligation, in any manner whatsoever, to repair and maintain the Premises nor the building located thereon nor the equipment therein, whether structural or non-structural, all of which obligations are intended to be that of the Tenant. Tenant hereby waives the provisions of California Civil Code Section 1941 and 1942 or any related or successor provision of law which would otherwise afford Tenant the right to make repairs at Landlord's expense, or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.


    7.5 Alterations and Additions.
    (a) Tenant shall not, without Landlord's prior written consent, make any alterations, improvements, additions or Utility Installations in, on or about the Premises, except for non-structural alterations not exceeding Ten Thousand Dollars ($10,000.00) in cumulative costs, during the Term of this Lease. As used in this Paragraph 7.5, the term "Utility Installations" shall include carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Tenant shall not, without Landlord's prior written consent, make any roof penetrations. Landlord shall have the right and sole discretion to approve the location and form of any roof penetrations. Landlord may require that Tenant remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the Term, and restore the Premises to their prior condition. Landlord may require Tenant to provide Landlord with, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of work. In the event a mechanic's or materialmen's lien is filed against the Premises, or the Property of which the Premises are a part, Tenant shall be required to immediately provide a bond to remove the lien from title. Failure to immediately remove any type of mechanic's or materialmen's lien from the Premises shall be a material default of this Lease. Should Tenant make any alterations, improvements, additions or Utility Installations without the prior approval of Landlord, Landlord may require that Tenant immediately remove any or all of the same.
    (b) Any alterations, improvements, additions or Utility Installations in, or about the Premises, that Tenant shall desire to make, and which require the consent of the Landlord, shall be presented to Landlord in written form, with proposed detailed plans. If Landlord shall give its consent, the consent shall be deemed conditioned upon Tenant acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Landlord prior to the commencement of the work and the compliance by Tenant with all conditions of said permit in a prompt and expeditious manner.
    (c) Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Tenant shall give Landlord not less than ten (10) days' notice prior to the commencement of any work in or on the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by law.
    (d) Unless Landlord requires their removal, as set forth in Paragraph 7.5(a), all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Tenant), which may be made on the Premises, shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the Term. Notwithstanding the provisions of this Paragraph 7.5(d),Tenant's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of Paragraph 7.2.

    7.6 Common Area Maintenance. Landlord, at Landlord's option, may arrange for any portion of the exterior or common area maintenance and repair. Tenant shall be responsible only for Tenant's Share of such costs. All costs incurred pursuant to this Paragraph 7.6 shall be paid pursuant to Paragraph 5.1 hereof.

8.  Insurance, Indemnity.
    --------------------

    8.1 Coverage. The following insurance and any additional insurance coverage that may be required by law, or holders of mortgages or deeds of trust, shall be carried protecting Landlord and the holders of any mortgages or deeds of trust covering the Premises. Any insurance polices provided by Tenant shall provide that such policies are primary and non-contributing with any insurance carried by the Landlord.
    (a) Insurance covering loss or damage to the Premises in the amount of the full replacement value thereof, as the same may exist from time to time, but in no event less than the total amount required by lenders having liens on the Premises, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, and special extended perils ("all risk" as such term is used in the insurance industry). Said insurance shall provide for payment of loss thereunder to Landlord or to the holders of mortgages or deeds of trust on the Premises. A stipulated value or agreed amount endorsement deleting the co-insurance provision of the policy shall be procured with said insurance. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $5,000 per occurrence, and Tenant shall be liable for such deductible amount.
    (b) Comprehensive general liability (Landlord's risk only including without limitation bodily injury, personal injury and property damage insurance) in the amount of six (6) million dollars or such higher limits as Landlord may reasonably require.
    (c) Insurance against abatement or loss of rent in case of fire or other casualty in an amount equal to the Rent, Real Property Taxes, and insurance premium payments to be made by Tenant during one (1) year; and
    (d) Commercial general liability insurance (including without limitation bodily injury, personal injury and property damage), with limits at least as high as the amounts respectively stated in Paragraph 1 or such higher limits as Landlord may reasonably require. If insurance with a general aggregate limit is used, the general aggregate limit shall apply separately to the Premises.

    8.2 Payment of Premiums. Tenant shall obtain the insurance policy called for in Paragraph 8.1 (d). Landlord shall obtain the insurance policies called for in Paragraphs 8.1 (a), (b), and (c) and Tenant shall be responsible only for Tenant's Share of such costs . All costs incurred pursuant to this Paragraph 8.2 shall be paid pursuant to Paragraph 5.1 hereof. Tenant shall pay the cost thereof upon demand as additional rent. If Tenant fails to maintain insurance which Tenant has undertaken to provide, Tenant shall pay for any loss or cost resulting from said failure.

    8.3 Insurance Policies. Insurance required hereunder shall be with companies holding a Best's Insurance Guide "General Policyholder's Rating" of at least "A" and a " Financial Size Category" rating of at least Class
VII. Insurance policies shall not be cancelable or subject to reduction in coverage or other modification except after thirty (30) days' prior written notice to Landlord. The insuring party shall deposit with such mortgage holders as Landlord may require, policies, duplicates or certificates as such holders may require, and shall in all cases furnish the other party with policies, duplicates and certificates. Tenant shall not violate or permit to be violated any of the conditions or provisions of any policy provided for in Paragraph 8. 1, and Tenant shall so perform and satisfy the requirements of the companies writing such policies so that at all times companies of good standing reasonably satisfactory to Landlord shall be willing to write and/or continue such insurance.

    8.4 Waiver of Subrogation. Tenant and Landlord each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against hereunder, which perils occur in, on or about the Premises, whether due to the negligence of Tenant or Landlord or their agents, employees, contractors and/or invitees. Tenant and Landlord shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

    8.5 Indemnity. Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from Tenant's use of the Premises, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere, and shall further indemnify and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any negligence of Tenant, or any of Tenant's agents, contractors, or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord.

    8.6 Exemption of Landlord from Liability.   Tenant hereby agrees that
Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom, or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises; nor shall Landlord be liable to the person of Tenant, Tenant's employees, agents or contractors whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning or lighting fixtures, or from any other cause, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, regardless of whether the cause of such damage or injury or the means of repairing same is inaccessible to Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building or complex in which the Premises are located.

9.  Damage or Destruction.
    ---------------------

    9.1 Partial Damage--Insured. Subject to the provisions of Paragraphs
9.3 and 9.4, if the Premises are damaged and such damage was caused by a casualty covered under an insurance policy, Landlord shall, or at Landlord's option, Tenant shall repair such damage to Landlord's satisfaction as soon as reasonably possible and this Lease shall continue in full force and effect. If the insurance proceeds received by Landlord are not sufficient to effect such repair, and Landlord elects to repair, Tenant shall pay to Landlord upon demand any costs incurred by Landlord not fully covered by insurance proceeds. If Tenant repairs the damage, Landlord shall reimburse Tenant for the costs of repair to the extent of insurance proceeds received by Landlord.

    9.2 Partial Damage--Uninsured. Subject to the provisions of Paragraphs
9.3 and 9.4, if at any time during the Term hereof the Premises are damaged, except by a negligent or willful act of Tenant (in which event Tenant shall make the repairs at its expense), and such damage was caused by a casualty not covered under an insurance policy required to be maintained pursuant to Paragraph 8.1, Landlord may, at Landlord's option, either (a) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (b) give written notice to Tenant, within thirty (30) days after the date of the occurrence of such damage, of Landlord's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Landlord elects to give such notice of Landlord's intention to cancel and terminate this Lease, Tenant shall have the right within ten
(10) days after the receipt of such notice to give written notice to Landlord of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this Lease shall continue in full force and effect, and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within such ten (10) day period, this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

    9.3 Total Destruction. If at any time during the Term of this Lease there is damage, whether or not an insured loss (including destruction required by any authorized public authority), to the building of which the Premises are a part to the extent that the cost of repair exceeds fifty percent (50%) of the then replacement cost of such building as a whole, then this Lease shall automatically terminate as of the date of such destruction. In the event, however, that the damage or destruction was caused by Tenant's gross negligence or willful misconduct, Landlord shall have the right to recover Landlord's damages from Tenant.

    9.4 Damage Near End of Term. If the Premises are damaged during the last year of the Term of this Lease, Landlord may, at Landlord's option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage.

    9.5 Abatement of Rent. In the event of damage described in Paragraphs
9.1 or 9.2, and Landlord or Tenant repairs or restores the Premises, Rent for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant's use of the Premises is impaired, but only to the extent of any proceeds received by Landlord from rental abatement insurance described in Paragraph 8. 1. Except for the abatement of Rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

    9.6 Waiver. Tenant and Landlord hereby waive the provisions of California Civil Code Paragraphs 1932 (2) and 1933 (4) or any related or successor provision of law which relate to termination of leases when the thing leased is destroyed and agree that such event shall be governed by the terms of this Lease.

10.  Real Property Taxes.
     -------------------

    10.1 Payment of Taxes. Landlord shall pay and Tenant shall reimburse Landlord the real property tax, as defined in Paragraph 10.2, applicable to the Premises during the Term of this Lease. All costs incurred pursuant to this Paragraph 10.1 shall be paid pursuant to Paragraph 5.1 hereof. If deposits collected for real property taxes as provided in Paragraph 5.1 are not sufficient to discharge Tenant's obligations, payment of the balance shall be made at least ten (10) days prior to the delinquency date by depositing the balance with Landlord. If any such taxes paid by Tenant shall cover any period of time after the expiration of the Term hereof, Tenant's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Landlord shall reimburse Tenant to the extent required within thirty (30) days following expiration of the Term. If Tenant shall fail to pay any such taxes, Landlord shall have the right to pay the same, in which case Tenant shall repay such amount to Landlord with Tenant's next Rent installment, together with interest at the maximum rate then allowable by law.

    10.2 Definition of "Real Property Tax". As used herein, the term Real Property Tax shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Premises, or in the real property of which the Premises are a part, as against Landlord's right to rent or other income therefrom, and as against Landlord's business of leasing the Premises. Real Property Tax shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of Real Property Tax or (ii) the nature of which was hereinbefore included within the definition of Real Property Tax.

    10.3 Joint Assessment. If the Premises are not separately assessed, Tenant's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

    10.4 Personal Property Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord.

11. Utilities.
    ---------

    Tenant shall pay for heat, water, gas, electricity, and any other utilities and services supplied to the Premises, together with taxes thereon. Tenant shall be responsible for any installation or hook-up charge. Landlord shall not be liable to Tenant for interruption in or curtailment of any utility service, nor shall any such interruption in or curtailment constitute a constructive eviction or grounds for rental abatement. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion, to be determined by Landlord, of all charges jointly metered with other premises.

12. Assignment and Subletting.
    -------------------------

    12.1 Landlord's Consent Required. Tenant shall not voluntarily or by operation of law assign, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent. Landlord shall not unreasonably withhold its consent to an assignment or sublet, provided the proposed assignee or subtenant is reasonably satisfactory to Landlord as to credit and will occupy and use the Premises for the same purposes specified in Paragraph 1. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall constitute a breach of this Lease and be voidable at Landlord's election. Tenant shall pay to Landlord one thousand dollars ($1000) as compensation for expenses in connection with any request by Tenant for Landlord's consent.

    12.2 No Release of Tenant. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation, or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

    12.3 Recapture of Premises. In connection with any proposed assignment or sublease, Tenant shall submit to Landlord in writing (a) the name of the proposed assignee or subtenant, (b) such information as to its financial responsibility and standing as Landlord may reasonably require, and (c) all of the terms and conditions upon which the proposed assignment or subletting is to be made. Landlord shall have an option to cancel and terminate this Lease with respect to all, or such portion, of the Premises which is to be assigned or sublet. Landlord may exercise said option in writing within thirty (30) days after its receipt from Tenant of such request to assign or sublease the Premises. If Landlord shall exercise its option, Tenant shall surrender possession of the entire Premises, or the portion thereof which is the subject of the option. If this Lease is canceled as to a portion of the Premises only, the Rent after the date of cancellation shall be reduced in the proportion that the floor area of the canceled portion bears to the total floor area of the Premises.

    12.4 Excess Sublease Rental. If, on account of or in connection with any assignment or sublease, Tenant receives rent or other consideration in excess of the Rent called for hereunder, or in the case of the sublease of a portion of the Premises, in excess of the pro rata Rent based on the floor area of such portion, after appropriate adjustments to assure all other payments called for hereunder are appropriately taken into account, Tenant shall pay to Landlord fifty percent (50%) of the excess of such payment of rent or other consideration received by Tenant promptly after its receipt, after deducting reasonable expenses incurred in connection therewith, including attorney's fees, brokerage commissions and the cost of any improvements to be paid for by Tenant.

13. Defaults; Remedies.
    ------------------

    13.1 Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by
Tenant:
    (a) The vacating or abandonment of the Premises by Tenant.
    (b) The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant.
    (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than described in Paragraph 13.1 (b), where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.
    (d) (i) The making by Tenant of any general arrangement or assignment for the benefit of creditors; (ii) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.
    (e) The discovery by Landlord that any financial statement given to Landlord by Tenant, any assignee of Tenant, any subtenant of Tenant, any successor in interest or any guarantor of Tenant's obligations hereunder was materially false.

    13.2 Remedies. In the event of any material default or breach by Tenant, Landlord may at any time thereafter, with or without notice or
demand, and    without limiting Landlord in the exercise of any right or
remedy which Landlord may have by reason of such default or breach:
    (a) Terminate Tenant's right to possession of the Premises, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount which the unpaid Rent for the balance of the Term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; and that portion of the leasing commission paid by Landlord applicable to the unexpired Term of this Lease. Unpaid installments of Rent or other sums shall bear interest from the date due at the maximum rate then allowable by law.
    (b) Maintain Tenant's right to possession in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the Rent as it becomes due hereunder.
    (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State of California.

    13.3 Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within thirty
(30) days after written notice by Tenant to Landlord, and to the holder of any mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided however, that if the nature of Landlord's obligation is such that more than thirty
(30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within 10 days of written notice of default and thereafter diligently prosecutes the same to completion.

    13.4 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

14. Condemnation.
    ------------

    If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "Condemnation''), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the building or the Premises, or more than twenty-five percent (25%) of the land area of the Premises which is not occupied by any building, is taken by Condemnation; then Tenant may, at Tenant's option to be exercised in writing only within ten (10) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession), terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the building situated on the Premises. No reduction in Rent shall occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain, or any payment made under threat of the exercise of such power, shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any award for loss or damage to Tenant's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such Condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such Condemnation, repair any damage to the Premises caused by such Condemnation, except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair.

15. Examination of Lease.
    --------------------

    Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, or option to, lease. This instrument is not effective as a lease or otherwise until execution and delivery by Landlord and Tenant.

16. Estoppel Certificate.
    --------------------

    (a) Tenant shall, at any time during the Term, upon ten (10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing in the form attached hereto as Exhibit "B" (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification, and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.
    (b) At Landlord's option, Tenant's failure to deliver such statement, within ten (10) days of receipt of written notice, shall be a material breach of this Lease or shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's Rent has been paid in advance.
    (c) If Landlord desires to finance, refinance or sell the Premises, or any part thereof, Tenant hereby agrees, upon ten (10) days prior written notice, to deliver to Landlord such financial statements of Tenant as may be reasonably required by a lender or purchaser. Such statement shall include the past three years' financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

17. Landlord's Liability.
    --------------------

    Whenever Landlord conveys its interest in the Premises, Landlord shall be automatically released from all liability as respects the further performance of covenants on the part of Landlord herein contained provided the assignee executes an assumption agreement agreeing to assume all of Landlord's obligations with respect to this Lease. If requested, Tenant shall execute a form of release and such other documentation as may be required to further effect these provisions. Tenant agrees to look solely to Landlord's estate and interest in the Premises for the satisfaction of any liability, duty or obligation of Landlord in respect to this Lease, or the relationship of Landlord and Tenant hereunder, and no other assets of Landlord shall be subject to any liability therefor. Tenant agrees it will not seek, and hereby waives, any recourse against the individual partners, directors, officers, employees or shareholders of Landlord, or any of their personal assets, for such satisfaction.

18. Severability.
    ------------

    The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. Interest On Past-Due Obligations.
    --------------------------------

    Except as expressly herein provided, any amount due to Landlord not paid when due, shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

20. Time of Essence.
    ---------------

    Time is of the essence in this Lease and every provision thereof.


21. Additional Rent.
    ---------------

    Any monetary obligations of Tenant to Landlord under the terms of this Lease shall be deemed to be rent.

22. Incorporation of Prior Agreements; Amendments.
    ---------------------------------------------

    This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

23. Notices.
    -------

    Any notice required or permitted to be given hereunder shall be in writing and may be given by personal service or by certified mail, return receipt requested. Notice by certified mail shall be deemed served on the date of delivery as shown on the postal receipt. Either party may, by notice to the other, specify a different address for notice purposes, except that, upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for notice purposes. A copy of all notices to be given to Landlord hereunder shall be concurrently transmitted by Tenant to such party or parties at such addresses as Landlord may hereafter designate by notice to Tenant.

24. Waivers.
    -------

    No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of Rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant or of any provision hereof, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. Partial or incomplete payments accepted by Landlord shall not be a waiver or considered an accord and satisfaction of any amounts due.

25. Captions.
    --------

    Paragraph captions are not a part hereof.


26. Holding Over.
    ------------

    If Tenant remains in possession of the Premises or any part thereof after the expiration of the Term without the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental equal to the Rent during the last month of the Term increased by one hundred percent (100%) and upon all the terms hereof applicable to a month-to-month tenancy

27. Cumulative Remedies.
    -------------------

    No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions.
    ------------------------

    Each provision of this Lease performable by any party shall be deemed both a covenant and a condition.

29. Binding Effect; Choice of Law.
    -----------------------------

    Subject to the provisions of Paragraphs 12 and 17, this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives. This Lease shall be governed by the laws of the State of California and any litigation between Landlord and Tenant shall be initiated in the county in which the Premises are located.

30. Subordination.
    -------------

    (a) This Lease, at Landlord's option, shall be subordinate to any mortgage, deed of trust or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part, and to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Landlord's election to subordinate this Lease shall not be effective unless the mortgagee or trustee shall execute with Tenant a non-disturbance agreement recognizing that Tenant's right to quiet possession of the Premises shall not be disturbed, if Tenant is not in default, and so long as Tenant shall pay the Rent and observe and perform all the provisions of this Lease. If any mortgagee or trustee shall elect to have this Lease prior to the lien of its mortgage or deed of trust, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage or deed of trust, whether this Lease is dated prior or subsequent to the date of said mortgage or deed of trust or the date of recording thereof.
    (b) Tenant agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Tenant's failure to execute such documents within ten (10) days after written demand shall constitute a default by Tenant hereunder, or at Landlord's option, Landlord shall execute such documents on behalf of Tenant as Tenant's attorney-in-fact. Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead to execute such documents.

31. AS IS.
    -----

    Except for the express representations and warranties of Landlord contained herein, Tenant is leasing the Premises "AS IS" without any warranty of Landlord, express or implied, as to the nature or condition of, or title to the Premises, or its fitness for Tenant's intended use of same. Tenant is relying solely upon its own independent inspection, investigation and analysis of the Premises as it deems necessary or appropriate in so leasing the Premises from Landlord (including, without limitation, any and all matters concerning the condition, use or suitability of the Premises). Tenant is not relying in any way upon any representations, statements, agreements, warranties, studies, plans, reports, descriptions, guidelines or other information or material furnished by Landlord or its representatives, whether oral or written, express or implied, of any nature whatsoever regarding any of the foregoing matters.

32. Landlord's Access.
    -----------------

    Landlord and Landlord's agents shall have the right to enter the Premises upon reasonable notice and at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or tenants, and making such tests, alterations, repairs, improvements or additions to the Premises, or to the building of which they are a part, as Landlord may deem necessary or desirable. Landlord may, at any time during the last one hundred eighty (180) days of the Term hereof, place on or about the Premises any ordinary "For Sale" or "For Lease" signs, all without rebate of Rent or liability to Tenant.

33. Auctions.
    --------

    Tenant shall not conduct any auction without Landlord's prior written consent.

34. Signs.
    -----

    Any sign placed on the Premises shall contain only Tenant's name or the name of any affiliate of Tenant actually occupying the Premises, but no advertising matter. No such sign shall be erected until Tenant has obtained Landlord's written approval, of the location, materials, size, design, and content thereof and any necessary permit therefor. Tenant shall remove any such sign upon termination and return the Premises to their condition prior to the placement of said sign.

35. Merger.
    ------

    The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, or a termination by Landlord, shall not work a merger and shall, at the option of the Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such tenancies.

36. Easements, Boundary Changes.
    ---------------------------

    Landlord reserves to itself the right, from time to time, to grant such easements, rights, dedications and enact boundary and common area configuration adjustments that Landlord deems necessary or desirable and to cause the recordation of parcel maps and restrictions, so long as they do not unreasonably interfere with the use of the Premises by Tenant. Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a breach of this Lease by Tenant.

37. Quiet Possession.
    ----------------

    Upon Tenant's paying the Rent, additional rent and other sums provided hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire Term hereof, subject to the provisions of this Lease.

38. Guarantor.
    ---------

    It shall constitute a Default of the Tenant under this Lease if any Guarantor fails or refuses, upon reasonable request by Landlord to give:
a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and including in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signature of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Landlord or (c) written confirmation that the guaranty is still in effect.

39. Landlord's Lien.
    ---------------

    As security for Tenant's payment of rent, damages and all other payments required to be made pursuant to this Lease, Tenant hereby grants Landlord a lien upon all property of Tenant now, or subsequently located upon the Premises. If Tenant abandons or vacates any substantial portion of the Premises, or is in default in the payment of any rental, damage or other payments required to be made pursuant to this Lease, Landlord may enter upon the Premises, by force if necessary, and take possession of any or all of the personal property, and may sell all or any part of the personal property at a public or private sale, in one successive sales, with or without notice, to the highest bidder for cash, and, on behalf of Tenant, sell and convey all or part of the personal property to the highest bidder, delivering to the highest bidder all of Tenant's title and interest in the personal property sold. The proceeds of the sale of the personal property shall be applied by Landlord toward the cost of the sale and then toward the payment of all sums then due by Tenant to Landlord pursuant to the terms of this Lease.

40. Uniform Commercial Code.
    -----------------------

    To the extent, if any, this Lease grants Landlord any lien or lien rights greater than provided by the laws pertaining to "Landlord Liens," this Lease is intended as, and constitutes a security agreement within the meaning of the Uniform Commercial Code of the state in which the Premises are located, and, Landlord, in addition to the rights prescribed in this Lease, shall have all of the rights, titles, liens and interests in and to Tenant's property now or hereafter located, upon the Premises which are granted a secured party, as that term is defined, under the Uniform Commercial Code of the state in which the Premises are located, to secure the payment to Landlord of the various amounts required to be paid by Landlord pursuant to the terms of this Lease. Tenant will, on request, execute and deliver to Landlord a financing statement for the purpose of protecting Landlord's security interest under this Lease, or Landlord may file this Lease or Memorandum of Lease as a security agreement.

41. Rent Increases.
    --------------

    The Rent as called for in Paragraph 1 shall commence at $18,544.00 per month. The Rent shall be increased every 12 months during the Term of the Lease by the following schedule:

    July 16, 1997 to July 15, 1998    $18,544 per month
    July 16, 1998 to July 15, 1999    $20,008 per month
    July 16, 1999 to July 15, 2000    $21,472 per month
    July 16, 2000 to July 15, 2001    $22,936 per month
    July 16, 2001 to July 15, 2002    $24,400 per month

42. Tenant Improvement Allowance.
    ----------------------------

    (a) Landlord shall provide a tenant improvement allowance (the "Improvement Allowance") in the amount of Forty-eight Thousand Eight hundred and no/l00 Dollars ($48,800.00) for all costs (including design, permits and construction costs) associated with Tenant's proposed general purpose office improvements to the Premises. Tenant's proposed improvements shall be submitted to Landlord for approval prior to commencement of construction which approval shall not be unreasonably withheld or delayed. In the event that Tenant's improvements cost more than the Improvement Allowance, Tenant shall pay all additional costs.
    (b) Advances of the Improvement Allowance shall not be made more than once each month and within thirty (30) days upon which an advance is requested provided Tenant has supplied Landlord with all materials and information required below. The amount of each request by Tenant shall represent the cost of that portion of the tenant improvements completed as of the date of such request, the cost of all equipment, fixtures and furnishings which shall be incorporated into the tenant improvements provided such materials are suitably stored, secured and insured and other third party design fees and city fees incurred by Tenant and related to the construction of the tenant improvements.

    As a condition to Tenant's right to receive any of the proceeds of the Improvement Allowance, Tenant shall have furnished to Landlord:

        i) a copy of the application for payment issued by the Tenant's contractor ("Contractor"), together with Tenant's certification that all of the tenant improvements or any portion thereof covered by a given application for payment have been completed by the Contractor and have not been the subject of prior applications for payment; and

        ii) receipted bills paid by Tenant to the Contractor for the tenant improvements covered by the prior application for payment and appropriate lien waivers from the Contractor and all subcontractors waiving any and all lien rights which any of them may have or acquire for work or material supplied for the tenant improvements.

    The advances from the Improvements Allowance may be paid by check made out jointly to Tenant and the Contractor and/or subcontractors (as applicable).

43. Early Entry.
    -----------

    With the prior written consent of Landlord, Tenant shall have the right within fifteen (15) days prior to the Scheduled Term Commencement Date, at its sole risk, cost and expense, to enter upon and install racks and improvements in the Premises, and the same will not cause Rent to commence; provided that (a) Tenant shall have paid for and provided evidence to Landlord of all insurance required under the Lease having been secured;
(b) Tenant shall pay utility charges and other costs and expenses incurred by Landlord which would not have been incurred except for such early entry by Tenant, and (c) Tenant does hereby indemnify Landlord from any costs or liabilities that may be incurred due to Tenant's early entry. Tenant shall not use the Premises for the storage of inventory or otherwise commence the operation of business without the express prior written consent of Landlord which consent shall not be unreasonably withheld or delayed. If an event of default under the Lease occurs during the period between the date of occupancy and the date Rent is to begin ("Early Occupancy Period"), then, on the occurrence of such event of default, Tenant shall then be responsible for Rent due and payable from Tenant to Landlord. By entry, Tenant accepts Premises as being in good order, condition and repair in accordance with the provisions of the Lease. It is further understood that any improvement of the Premises by the Tenant without written consent of Landlord is hereby prohibited unless otherwise permitted under the terms of the Lease.

44. REIT Provision.
    --------------

    Notwithstanding anything that may be contained in this Lease to the contrary, no provision in this Lease shall be interpreted so as to have the effect of providing for payment of Rent, or any increment thereof, based in whole or in part on the income, net revenues, net income, or profits derived by the Tenant from the Premises, but may, if applicable, be construed to provide for Rent, or any increment thereof, based in part on a fixed percentage of gross receipts or sales or otherwise included in the term "rents from real Property" as such term is defined in Section 856(d) of the Internal Revenue Code. Further, no assignment of this Lease, or sublet under this Lease, will be approved if the effect thereof shall result in payment to the Landlord of rental based in whole or in part on the income, net revenues, net income or profits derived by the Tenant, Tenant's assignee or Tenant's sublessee from the Premises, but may, if applicable, result in payment to the Landlord of rental based in part on a fixed percentage of gross receipts or sales or otherwise included in the term "rents from real property" as such term is defined in Section 856(d) of the Internal Revenue Code. All documents relating to any permitted assignment or sublet shall refer to this restriction.

45.  Condition on Delivery.
     ---------------------

     Landlord shall deliver the Premises to Tenant clean and free of debris on the Scheduled Term Commencement Date or such earlier date as agreed upon by Tenant and Landlord, and Landlord warrants and represents to the Tenant that the existing electrical, plumbing and mechanical systems in the Premises shall be in good operating condition as of the Scheduled Term Commencement Date.

46. No Recording of Lease.
    ---------------------

    Other than as otherwise provided in Paragraph 40 hereof, the parties agree that this Lease shall not be recorded by either party.

47. Security Measures.
    -----------------

    Tenant hereby acknowledges that the rental payable to Landlord hereunder does not include the cost of guard service or other security measures, and that Landlord shall have no obligation whatsoever to provide same. Tenant assumes all responsibility for the protection of the Premises, Tenant, its agents and invitees and their property from the acts of third parties.

48. Authority.
    ---------

    If Tenant is a corporation, trust or partnership, each individual executing this Lease on behalf of such entity represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said entity. If Tenant is a corporation, trust or partnership, Tenant shall, within thirty (30) days after execution of this Lease, deliver evidence of such authority satisfactory to Landlord.

49. Disclaimers On Authorship.
    -------------------------

    Landlord and Tenant have contributed to the final form of this Lease. Therefore, neither Landlord or Tenant should be considered to be the author of this Lease should authorship affect the interpretation of this Lease by any tribunal.

50. Amendments.
    ----------

    This lease may be modified only in writing, signed by the Landlord and Tenant at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Rent or other rent payable under this Lease. As long as they do not materially change Tenant's obligations hereunder, Tenant agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

51. Legal Fees.
    ----------

    In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants or agreements or any inaccuracies in any of the representations and warranties on the part of the other party arising out of this Agreement, then in that event, the prevailing party in such action or dispute, whether by final judgment, or out of court settlement shall be entitled to have and recover of and from the other party all costs and expenses of suit, including actual attorneys' fees.

52. Counterparts.
    ------------

    This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

53. Applicable Law.
    --------------

    This Agreement shall be governed by and construed in accordance with the laws of the State of California and venue in Alameda County.

54. Fees and Other Expenses.
    -----------------------

    Except as otherwise provided herein, each of the parties shall pay its own fees and expenses in connection with this Agreement.

55. Successors and Assigns.
    ----------------------

    This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

56. Entire Agreement.
    ----------------


    This Agreement supersedes any prior agreements, negotiations and communications, oral or written, and contains the entire agreement between Buyer and Seller as to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party shall be of any effect unless it is in writing and executed by the party to be bound thereby.

The Parties hereto have executed this Lease on the dates above their respective signatures.


            "Landlord"                            "Tenant"

Dated:                               Dated:
      -------------------------            ---------------------------

      IBG HUNTWOOD ASSOCIATES              THE PANDA PROJECT, INC.
      a California general partnership     a Florida Corporation

By: EastGroup Properties, General Partner

   By:                                  By:
      -------------------------            ---------------------------

Tenant's signature is required to be notarized




State of                   )
County of                  )


On this      day of                    19   , before me,
             the undersigned Notary Public, personally appeared           ,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


-----------------------------------




                                Exhibit "B"


                         TENANT ESTOPPEL CERTIFICATE
                           (on company letterhead)

                                                   DATE:
                                                         -----------------

To Landlord or Lender as appropriate


RE:  Tenancy at
                ----------------------

Gentlemen:

The undersigned, as Lessee/Tenant, hereby confirms and represents to you the following:

1. That it has accepted possession of the Premises demised pursuant to the terms of the aforesaid Lease.

2. That the building(s), improvements and space required to be furnished according to the aforesaid Lease have been satisfactorily completed in all respects.

3. That the Lessor/Landlord has fulfilled all of its duties of an inducement nature, and is not in default in any manner in the performance of any of the terms, covenants or provisions of said Lease.

4.   That the aforesaid Lease has not been modified, altered or amended
     except by agreement dated                  .

5. That there are no offsets or credits against rentals, nor have rentals been prepaid, except as provided by the Lease terms.


6.   That said rentals commence to accrue on the         day of
            , 19   .  The primary  Lease term expires on              ,   .
     The fixed monthly rental is $             .

7.   That we have no notice of an assignment, hypothecation or pledge of
     rents or the Lease other than to                .

8. We certify that the attached Lease is a true and complete copy of the Lease and has not been modified, altered and/or amended except as described in this document.

The above statements are made upon the understanding that the recipient of this Certificate will rely on them and that these statements are true to the best of our knowledge and belief.

                                           Sincerely,

                                           By:
                                              ------------------------
                                              (sign in blue ink)

                               Officer's Name:
                                               -----------------------
                              Officer's Title:
                                               ----------------------

Estoppel Certificate must be notarized


State of                )
County of               )


On this       day of                      19   , before me,
                   the undersigned Notary Public, personally appeared
        , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


-----------------------------------

                                          Initials
                                                   -----------  -----------